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                                                                   EXHIBIT 10(p)

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (this "Agreement"), dated as of June 1, 2004, is made by SOUTH HAMPTON REFINING Co., a Texas corporation (the "Debtor"), in favor of MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Secured Party").

      NOW THEREFORE, for and in consideration of the Secured Party and its affiliates (such affiliates, together with the Secured Party, are collectively referred to herein as "Martin") agreeing to sell natural gasoline and other Inventory to the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees as follows:

      1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein that are defined in Article 9 of the Uniform Commercial Code as enacted in the State of Texas (the "UCC") are used herein as therein defined.

      2. INDEBTEDNESS. As of April 30, 2004, the Debtor owes Martin approximately $7,000,000 for natural gasoline that it has purchased from Martin. The Debtor agrees to pay all indebtedness and accounts payable which are now owed by the Debtor to Martin, all additional indebtedness and accounts payable hereafter owed by the Debtor to Martin for or incident to the purchase of natural gasoline and other Inventory from Martin, all money or credit heretofore or hereafter advanced by Martin to or for the account of the Debtor, and all other indebtedness and other amounts which may at any time be owing by the Debtor to Martin, pursuant to sales by Martin to the Debtor or otherwise, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, and whether evidenced by notes, open accounts, or otherwise. In addition to the indebtedness and obligations heretofore described, the Debtor agrees to pay any and all fees, costs and other expenses (including without limitation reasonable fees of Martin's attorneys and costs associated therewith) incurred or hereafter incurred in connection with the enforcement of this Agreement. All of the indebtedness and obligations of the Debtor described in this Section 2 are collectively referred to herein as the "Obligations".

      3. SECURITY INTEREST. The Debtor hereby assigns and transfers to the Secured Party, and hereby grants to the Secured Party, its successors and assigns, for the ratable benefit of Martin, a security interest in all of the following assets and property, tangible and intangible, whether now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

            (a) all natural gasoline and other Inventory, in all of its forms and wherever located, purchased or otherwise acquired by the Debtor from Martin (collectively, the "Product"):

            (b) all Accounts, Chattel Paper, Documents, General Intangibles, Instruments and Supporting Obligations related to any Product or otherwise resulting from the sale or other disposition of any Product; and

            (c) to the extent not otherwise included, all Proceeds of the foregoing.

      4. PURCHASE-MONEY SECURITY INTEREST. The Debtor and the Secured Party hereby declare that the security interest granted with respect to the Product is taken or retained by the Secured Party, as seller of such Product, to secure all or part of the purchase price thereof, and that such security interest is a Purchase-Money Security Interest.

      5. REPRESENTATIONS AND WARRANTIES BY THE DEBTOR. To induce Martin to sell Product to the Debtor, the Debtor hereby represents and warrants to the Secured Party that:

            (a) the Debtor's jurisdiction of incorporation, organizational identification number and the location of its chief executive office are specified on Schedule 1 hereto;

            (b) the Debtor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation

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            (c) the Debtor has full corporate authority and power to enter into this Agreement and to carry out the transactions contemplated hereby; and

            (d) this Agreement constitutes a valid and binding obligation of the Debtor, enforceable in accordance with its terms.

      6. STORAGE AND DISPOSITION OF PRODUCT. The Debtor hereby agrees and covenants that Martin shall own, retain title to and shall have superior right to possession of any and all natural gasoline or other Product of any kind or description purchased for the benefit of and with the agreement of the Debtor, whether in a storage tank or tanks, located on Debtor's premises in Tank #57 or otherwise, or off Debtor's premises, whether in pipeline transit from Mount Belvieu, in Tank #BMT-113, or otherwise located at, on or under the control of or storage by the Debtor and/or Texas Eastern Product Pipeline Company, and the Debtor acknowledges the terms of its sale agreement with Martin which are and have been FOB leaving any tank or storage until such product passes the flange on the pump going into the Debtor's plant refining process. The Debtor agrees that such natural gasoline and other Product of Martin will, at all times, be separately stored, whether in Tank #57 or otherwise, and subject to immediate identification, and that the Debtor will not allow or permit any of Martin's natural gasoline and other Product to be mixed or joined in any manner with that of another supplier, vendor, party, adverse claimant, creditor or entity. Subject to the foregoing restrictions in this Section 6, the Debtor may use, sell or otherwise dispose of the Product and Proceeds thereof in the normal operation of its business; but any such use, sale or disposition shall not affect the Secured Party's security interest in any such Product or Proceeds to the extent that the Debtor has not paid Martin the full purchase price therefor. The liberty provided for herein to use, sale or dispose of the Product and Proceeds thereof does not include the right or power to pledge or encumber such Product or Proceeds to secure a debt or other obligation of the Debtor, and any attempted pledge of such Product or Proceeds or the creation or continuance of any such encumbrance without the written permission of the Secured Party shall constitute a default hereunder. Notwithstanding the immediately preceding sentence, the pledge or encumbrance by the Debtor of its Accounts, Chattel Paper, Documents, General Intangibles, Instruments and Supporting Obligations related to any Product or otherwise resulting from the sale or other disposition of any Product, and any other Proceeds of the Product, shall not constitute a default hereunder so long as such pledge or encumbrance is pursuant to that certain Purchase and Sale Agreement/Security Agreement dated July 29, 2003, by and between the Debtor and Southwest Bank of Texas, N.A., or any agreement ancillary thereto.

      7. COVENANTS BY THE DEBTOR. The Debtor covenants and agrees with the Secured Party that, from and after the date of this Agreement until the Obligations shall have been paid in full, the Debtor will:

            (a) maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, and other customary casualties and (ii) insuring against liability for personal injury and property damage relating to such Collateral, such policies to be in such form and amounts and having such coverage as is customary and reasonable for the Debtor's type of business. Such insurance may be issued in the name of the Debtor who may retain possession of the policies, but each policy shall include a loss payable clause listing the Secured Party as its interests may appear, in form and substance reasonably satisfactory to the Secured Party. Upon request of the Secured Party, the Debtor shall immediately furnish the Secured Party with copies of such insurance policies or a certificate of insurance issued by the insurer;

            (b) not use or permit the Collateral to be used in violation of any law or regulation or inconsistent with any term of a policy of insurance;

            (c) not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual or high risk;

            (d) pay when due all taxes, fees and charges of any kind whatsoever that may be assessed or charged on or against any of the Product, or the sale or use thereof, at any time on or after the date of the delivery of the Product to the Debtor;

            (e) keep all Product free and clear of all liens and encumbrances however arising, other than liens that are subordinate to the lien and security interest granted by the Debtor to the Secured Party hereby; and

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            (f) other than the lien in favor of Southwest Bank of Texas, N.A.
      described in Section 6 hereof, keep all Collateral (other than Product) free and clear of all liens and encumbrances however arising, other than liens that are subordinate to the lien and security interest granted by the Debtor to the Secured Party hereby.

      8. BOOKS AND RECORDS. The Debtor shall keep accurate books and records of account in accordance with generally accepted accounting principles and prudent business standards for companies engaged in the same or similar businesses, including without limitation sales records of the Product. The Debtor shall furnish to the Secured Party, upon request of the Secured Party at any time while the Obligations hereby secured remain unpaid, full information regarding the Debtor's inventory of Product on hand, Product sold, the Proceeds thereof, and any contracts or agreements affecting such Product. The Secured Party shall have the right at any reasonable time during the Debtor's regular business hours to inspect the Collateral and the Debtor's books and records with respect thereto.

      9. CHANGES IN LOCATIONS, NAME, ETC. The Debtor will give written notification to the Secured Party 10 days prior to the Debtor doing any of the following:

            (a) a change of its jurisdiction of organization or the location of its chief executive office from that referred to in Schedule 1 hereto; or

            (b) a change of its name, identity or corporate structure to such an extent that any financing statement filed by the Secured Party in connection with this Agreement would become misleading or ineffective under applicable law.

      10. NOTICES. The Debtor will advise the Secured Party promptly, in reasonable detail, of:

            (a) any lien (other than security interests created hereby) on any of the Collateral; and

            (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

      11. MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. The Debtor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 7 and shall defend such security interest against the claims and demands of all persons or entities whomsoever. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly and duly execute, deliver and file with appropriate agencies such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

      12. DEFAULT. Each of the following shall constitute an event of default by the Debtor (each, a "Default"):

            (a) the Debtor defaults in the payment or performance when due of any Obligation to Martin and such default is not cured within 10 days after the Debtor receiving written notice of such default from the Secured Party; or

            (b) the Debtor fails to perform or comply with any term contained in this Agreement and, if capable of being cured, such default is not cured within 30 days after the earlier of (i) a senior officer of Debtor obtaining knowledge of such default and (ii) the Debtor receiving written notice of such default from the Secured Party; or

            (c) the Debtor, in violation of Section 7 hereof, allows any lien or encumbrance to be created or remain upon the Collateral if such lien or encumbrance has priority over the lien and security interest created hereby in favor of the Secured Party (other than any such lien or security interest permitted by Section 7 hereof); or

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            (d) the Debtor becomes insolvent, makes an assignment for the benefit of creditors, institutes or has instituted against it proceedings under any bankruptcy or insolvency law, or the Debtor has its stock in trade or any part thereof levied upon or attached; or

            (e) the commencement of dissolution or liquidation of the Debtor as a corporation; or

            (f) determination by Martin that the Debtor has made or furnished to Martin a false statement, representation or warranty in a material respect; or

            (g) occurrence of loss, damage or destruction of the Product not covered by adequate insurance containing a loss payable clause in favor of the Secured Party.

      13. ASSIGNMENTS AND DEFENSES. The Secured Party shall have the right to negotiate or assign all or any part of the security interest evidenced by this Agreement and any Obligations which it secures, without any notice to the Debtor. The Debtor specifically agrees that if there is any assignment or transfer of all or any part of the security interest created hereunder, the assignee or transferee shall have all of the Secured Party's rights and remedies under this Agreement and that the Debtor will not assert as a defense, counterclaim, set-off, cross-complaint or otherwise, any claim, known or unknown, which it now has or hereafter acquires against the Secured Party, in any action commenced by such assignee or transferee.

      14. COMMUNICATIONS WITH OBLIGORS. The Secured Party in its own name or in the name of others may at any time after the occurrence and during the continuance of a Default communicate with obligors on the Accounts that constitute Collateral to verify with them to the Secured Party's reasonable satisfaction the existence, amount and terms of any such Accounts. Upon the request of the Secured Party at any time after the occurrence and during the continuance of a Default, the Debtor shall notify obligors on the Collateral that such Collateral has been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party.

      15. PROCEEDS TO BE TURNED OVER TO SECURED PARTY. If a Default shall occur and be continuing, all Proceeds constituting Collateral received by the Debtor consisting of cash, checks and other near-cash items shall be held by the Debtor in trust for the Secured Party segregated from other funds of the Debtor, and shall, immediately upon receipt by the Debtor, be turned over to the Secured Party in the exact form received by the Debtor (duly indorsed by the Debtor to the Secured Party, if required). At the Secured Party's request, the Debtor shall deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Collateral, including, without limitation, all original orders, invoices and shipping receipts.

      16. APPLICATION OF PROCEEDS. If a Default shall have occurred and be continuing, the Secured Party may, at its election, apply all or any part of the Collateral or Proceeds constituting Collateral to the payment of the Obligations in such order as the Secured Party may elect, and any part of such funds which the Secured Party does not so apply to the Obligations and which the Secured Party deems not to require as collateral security for the Obligations shall be paid over from time to time by the Secured Party to the Debtor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive the same.

      17. UCC AND OTHER REMEDIES. If a Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to the Secured Party in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other person or entity (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any

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such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived and released. The Debtor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere. The Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 17, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may select, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9.615(a)(3) of the UCC, need the Secured Party account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      18. DEFICIENCY. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

      19. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do any or all of the following:

            (a) in the name of the Debtor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral or with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral or with respect to any Collateral whenever payable;

            (b) pay or discharge taxes and liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (c) execute, in connection with any sale provided for in Section 17, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

            (d) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

            (e) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

            (f) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

           (f) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

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            (g) defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;

            (h) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; and

            (i) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

Anything in this Section 19 to the contrary notwithstanding, the Secured Party agrees that it will not exercise any rights under the power of attorney provided for in this Section 19 unless a Default shall have occurred and be continuing. If the Debtor fails to perform or comply with any of its agreements contained in this Agreement, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Secured Party incurred in connection with actions undertaken as provided in this Section 19, together with interest thereon at a per annum interest rate equal to eight percent (8%), from the date of payment by the Secured Party to the date reimbursed by the Debtor, shall be payable by the Debtor to the Secured Party on demand. The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      20. DUTY OF SECURED PARTY. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account; provided that in no event shall such duty require the Secured Party to take steps to preserve rights against prior parties with respect to any Chattel Paper or Instruments. Neither the Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      21. FINANCING STATEMENTS. Pursuant to Section 9.509 of the UCC and any other applicable laws, the Debtor authorizes the Secured Party to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Debtor in such form and in such offices as the Secured Party reasonably determines appropriate to perfect the security interests of the Secured Party under this Agreement.

      22. AUTHORITY OF SECURED PARTY. The Secured Party is hereby granted a non-exclusive license or other right to use without charge during the continuance of a Default the Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature of the Debtor as they pertain to the Collateral, in advertising for sale and selling any Collateral.

      23. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by the Debtor and the Secured Party.

      24. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile: (a) if to the Debtor, to it at P.O. Box 1636, Silsbee, Texas 77656, Attention: Nicholas N. Carter; or (b) if to the Secured

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Party, to it at 4200 Stone Road, Kilgore, Texas 75662, Attention: President,
facsimile number (903) 983-6262. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      25. NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. The Secured Party shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      26. ENFORCEMENT EXPENSES; INDEMNIFICATION. The Debtor agrees to pay or reimburse the Secured Party for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement, including, without limitation, the fees and disbursements of counsel to the Secured Party. The Debtor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. THE DEBTOR AGREES TO INDEMNIFY THE SECURED PARTY AND MARTIN (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT, (II) THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY CURRENTLY OR FORMERLY OWNED OR OPERATED BY THE DEBTOR OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE DEBTOR OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO AND, IN ALL CASES, WHETHER OR NOT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES ARISE IN WHOLE OR IN PART FROM THE NEGLIGENCE OF ANY INDEMNITEE; PROVIDED, THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. The agreements in this Section 26 shall survive repayment of the Obligations.

      27. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Secured Party and its successors and assigns; provided that the Debtor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

      28. SURVIVAL. All covenants, agreements, representations and warranties made by the Debtor in this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Secured Party or on its behalf and notwithstanding that the Secured Party may have had notice or knowledge of any incorrect representation or warranty on the date hereof, and shall continue in full force and effect as long as any part of the Obligations remain outstanding.

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      29. SEVERABILITY. Any provision of this Agreement which is held to be illegal, invalid, and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      30. INTEGRATION. This Agreement represents the entire agreement of the Debtor and the Secured Party with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Secured Party relative to subject matter hereof not expressly set forth or referred to herein.

      31. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

      32. ACKNOWLEDGMENTS. The Debtor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;
(ii) the Secured Party has no fiduciary relationship with or duty to the Debtor arising out of or in connection with this Agreement, and the relationship between the Secured Party, on one hand, and the Debtor, on the other hand, in connection herewith is solely that of debtor and creditor; and (iii) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Debtor and the Secured Party.

      33. HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      34. TERMINATION AND RELEASE. At such time as all of the Obligations shall have been paid in full, the Collateral shall be released from the liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and the Debtor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Debtor. At the request and sole expense of the Debtor following any such termination, the Secured Party shall deliver to the Debtor any Collateral held by the Secured Party hereunder, and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE TERM COLLATERAL SHALL NOT INCLUDE, AND THE SECURED PARTY SHALL NOT HAVE A LIEN ON OR SECURITY IN, ANY PRODUCT OR THE PROCEEDS THEREOF TO THE EXTENT THAT THE PURCHASE PRICE OF SUCH PRODUCT HAS BEEN FULLY PAID TO MARTIN BY THE DEBTOR.

      35. COUNTERPARTS. This Agreement may be separately executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Delivery of this Agreement may be made by facsimile of a duly executed counterpart copy hereof.

     [REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                 SOUTH HAMPTON REFINING Co.

                                 By: /s/ NICK CARTER
                                     --------------------------------
                                 Name:  NICK CARTER
                                 Title: President


Acknowledged and accepted as of the date first above written:

MARTIN OPERATING PARTNERSHIP L.P.

By: Martin Operating GP LLC, its general partner

      By: Martin Midstream Partners L.P., its sole member

            By: Martin Midstream GP LLC, its general partner

            By: /s/ Ruben Martin
                --------------------------------------
                Ruben Martin
                President and Chief Executive Officer


                      SIGNATURE PAGE TO SECURITY AGREEMENT

                                   Schedule 1

                   LOCATION OF JURISDICTION OF INCORPORATION,
                      ORGANIZATIONAL IDENTIFICATION NUMBER
                           AND CHIEF EXECUTIVE OFFICE

                                    Jurisdiction of      Organizational ID            Chief Executive
          Debtor                     Incorporation             Number                      Office
          ------                    ---------------      -----------------            ---------------
South Hampton Refining Co.               Texas                 165795                Nicholas N. Carter


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
BAKER BOTTS L.L.P.
2001 ROSS AVENUE
DALLAS, TEXAS 75201
ATTN.: LUKE A. WEEDON, ESQ.

NOTICE OF CONFIDENTIALITY RIGHTS:

IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC
RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                       DEED OF TRUST, SECURITY AGREEMENT,
                  FINANCING STATEMENT, AND ASSIGNMENT OF RENTAL

THE STATE OF TEXAS       )
                         )       KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARDIN         )

      THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTAL dated as of June 1, 2004, but effective as of June 8, 2004 by SOUTH HAMPTON REFINING CO., a Texas corporation, whose address is P.O. Box 1636, Silsbee, Texas 77656, Attn: Nicholas N. Carter (herein "Grantor"), to Luke
A. Weedon, whose address is 2001 Ross Avenue, Dallas, Texas 75201, as Trustee ("Trustee") for the benefit of MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (together with its successors and assigns, the "Beneficiary"), whose address is 4200 Stone Road, Kilgore, Texas 75662, Attn:
Robert D. Bondurant.

                                    RECITALS

      WHEREAS, as of April 30, 2004, Grantor owes the Beneficiary approximately $7,000,000 for natural gasoline that it has purchased from the Beneficiary;

      NOW THEREFORE, to secure (i) all indebtedness and accounts payable now owed by Grantor to the Beneficiary, all additional indebtedness and accounts payable hereafter owed by Grantor to the Beneficiary for or incident to the purchase of natural gasoline and other inventory from the Beneficiary, all money or credit heretofore or hereafter advanced by the Beneficiary to or for the account of Grantor, and all other indebtedness and other amounts which may at any time be owing by Grantor to the Beneficiary, pursuant to sales by the Beneficiary to Grantor or otherwise, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, and whether evidenced by notes, open accounts, or otherwise, and the performance of the covenants and agreements contained herein and in the other agreements between Grantor and the Beneficiary to be performed by Grantor (including, without limitation, that certain throughput arrangement to be entered into between Grantor and the Beneficiary); and (ii) all advances for the payment of taxes, assessments, insurance premiums and all other costs incurred for the protection of the Mortgaged Property (all of the foregoing, together with all costs, expenses and reasonable attorneys' fees incurred in connection with the enforcement or collection thereof, collectively, the "Secured Indebtedness"); and also in consideration of the sum of TEN DOLLARS ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees as follows:

                                   ARTICLE 1.

                              CERTAIN DEFINITIONS,
                     GRANTING CLAUSES; SECURED INDEBTEDNESS

      SECTION 1.1. CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

      "Beneficiary" is defined in the preamble hereof.

      "Code" means the Uniform Commercial Code as adopted in the State of Texas.

      "Collateral" means all of Grantor's right, title, and interest, now owned or hereafter acquired, in and to the following described properties and interests and all replacements or substitutes therefor and all products and proceeds thereof, and accessions thereto:

            (a) All Personal Property; and

            (b) All documents, insurance proceeds (including premium refunds), leases, contract rights, and general intangibles now, or hereafter related to, any of the Real Estate, including, without limitation, the following:

                  (i) All contracts now or hereafter entered into by and between
            Grantor, as owner, and any "Original Contractor" (as such term is defined in Section 53.001(7) of the Texas Property Code), or any party, as well as all right, title, and interest of Grantor in, to, and under any subcontracts, providing for the construction (original, restorative or otherwise) of any of the Improvements, and of any other buildings, structures or improvements to, or on, the Real Estate (or any part thereof), or the furnishing of any materials, supplies, equipment, or labor in connection with any such construction;

                  (ii) All of the plans, specifications, and drawings
            (including, without limitation, plot plans, foundation plans, utility facilities plans, floor plans, elevations plans, framing plans, cross-sections of walls plans, mechanical plans, electrical plans, architectural and engineering plans and specifications, and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect or engineer with respect to any of the Real Estate;

                  (iii) All agreements now or hereafter entered into with any party with respect to architectural, engineering, management, brokerage, promotional, marketing, or consulting services rendered or to be rendered, with respect to the planning, design, inspection, or supervision of the construction, development, management, marketing, promotion, leasing, operation, or sale of any of the Real Estate;

                  (iv) Any guarantees or completion bonds, performance bonds, labor and material payment bonds, and any other bonds (and the proceeds therefrom) relating to any of the Real Estate or to any contract providing for construction of any of the

            Improvements or any other buildings, structures, or improvements to, or on, any of the Real Estate;

                  (v) All rights or awards due to Grantor arising out of any eminent domain proceedings for the taking or for loss of value of any of the Real Estate;

                  (vi) All rents, issues, profits, and deposits due to Grantor, as lessor, under any lease covering any of the Real Estate;

                  (vii) All trademarks, trade names, or symbols under which any of the Real Estate is operated or the business of Grantor at the Real Estate is conducted;

                  (viii) All engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest;

                  (ix) All permits, licenses, franchises, certificates,
            development rights, commitments and rights to utilities, and other rights and privileges obtained by Grantor in connection with the Real Estate;

                  (x) All books, records and computer software concerning the
            Real Estate, the Personal Property, and the other property described in clauses (ii) through (ix) above; and

                  (xi) All products and proceeds arising by virtue of any
            transaction related to the disposition of any of the items described in this definition above;

      provided, that any of the foregoing which by its terms or by operation of law is not assignable or would become void, voidable, terminable or revocable if pledged or assigned hereunder is expressly excepted and excluded from the terms of this Deed of Trust to the extent necessary so as to avoid such violation of law or voidness, avoidability, terminability or revocability;

      "Deed of Trust" means this Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental, including all exhibits attached hereto, as the same may, at any time and from time to time, be renewed, extended, modified and/or increased.

      "Event of Default" means the occurrence of any of the following:

            (a) Grantor defaults in the payment or performance when due of any Secured Indebtedness and such default is not cured within 10 days after the Debtor receiving written notice of such default from the Beneficiary; or

            (b) Grantor fails to perform or comply with any term contained in this Deed of Trust and, if capable of being cured, such default is not cured within 30 days after the earlier of (i) a senior officer of Grantor obtaining knowledge of such default and (ii) Grantor receiving written notice of such default from the Beneficiary; or

            (c) any lien or encumbrance (other than a Permitted Encumbrance) is created or remains upon the Mortgaged Property if such lien or encumbrance has priority over the lien and security interest created hereby in favor of the Secured Party; or

            (d) Grantor becomes insolvent, makes an assignment for the benefit of creditors, institutes or has instituted against it proceedings under any bankruptcy or insolvency law, or Grantor has its stock in trade or any part thereof levied upon or attached; or

            (e) the commencement of dissolution or liquidation of Grantor as a corporation; or

            (f) determination by the Beneficiary that the Debtor has made or furnished to the Beneficiary a false statement, representation or warranty in a material respect; or

            (g) occurrence of loss, damage or destruction of the Mortgaged Property not covered by adequate insurance containing a loss payable clause in favor of the Beneficiary.

      "Grantor" has the meaning assigned to it in the preamble hereof.

      "Grantor's Successors" means each and all of the successors, and assigns of Grantor, both immediate and remote.

      "Improvements" means all buildings, plants, structures, terminal facilities, and other improvements now or hereafter constructed or located on the Land to the extent owned by Grantor, and all fixtures and fixed equipment whether real, personal or mixed, now or hereafter located on the Land or in any such improvements, including, without limitation, all transmission lines, heating, lighting, incinerating, and power equipment, engines, pipes, pipelines, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, communications, air cooling and air conditioning apparatus, elevators, windows, attached cabinets, partitions, ducts and compressors, and including any of the foregoing that may be subject to any title retention or security agreement superior in lien to the lien of this Deed of Trust; it being understood and agreed that all of the foregoing are part of the Mortgaged Property and appropriated to the use of the Mortgaged Property and, whether affixed or annexed or not, shall be deemed to be real estate and conveyed hereby.

      "Land" means the parcel of land situated in Hardin County, Texas, and more fully described in Exhibit A attached hereto.

      "Mortgaged Property" means the Real Estate and the Collateral, collectively.

      "Penreco Contract" means a processing agreement to be entered into between Penreco and Grantor, such agreement to be in form and substance satisfactory to the Beneficiary.

      "Permitted Encumbrances" means (i) the liens and security interests evidenced by this Deed of Trust and (ii) the liens and security interests described on Exhibit B attached hereto.

      "Personal Property" means all fixtures, building materials, machinery, equipment, furniture, furnishings, systems, supplies and personal property in which Grantor now has, or at any time hereafter acquires, an interest, and which now, or at any time hereafter, are attached to or situated in, on or about the Real Estate, all insurance proceeds covering the Real Estate, and all renewals and replacements of, substitutions for and additions to the foregoing, but, excluding any motor vehicles, mobile equipment or any other property subject to certificate of title laws.

      "Real Estate" means the Land, the Improvements, and all estates, easements, licenses, interests, rights, titles, powers and privileges of every kind and character which Grantor now has or at any time hereafter acquires, in and to the Land and the Improvements, together with all rights of the Grantor, if any, in the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land to the center line thereof, and all rights of ingress and egress to and from the Land, and all remainders, reversions and reversionary rights or interests related to the foregoing.

      "Secured Indebtedness" has the meaning assigned to it in the recitals hereof.

      "Trustee" has the meaning assigned to it in the preamble and shall include all substitute trustees appointed in conformity with Section 6.12.

      SECTION 1.2. MORTGAGED PROPERTY. Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the Mortgaged Property, subject only to the Permitted Encumbrances; TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Trustee, and its or his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth. Grantor, for Grantor and Grantor's successors, hereby agrees to warrant and forever defend, all and singular, title to the Mortgaged Property unto Trustee, and Trustee's successors or substitutes in this trust, forever, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject, however, to the Permitted Encumbrances.

      SECTION 1.3. SECURITY INTEREST. Grantor hereby grants to the Beneficiary a security interest in all of the Collateral. In addition to its rights hereunder or otherwise, Beneficiary shall have all of the rights of a secured party under the Code.

      SECTION 1.4. SECURED INDEBTEDNESS; OTHER OBLIGATIONS. This Deed of Trust is made to secure and enforce the payment and performance of the Secured Indebtedness; provided, however, this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which Beneficiary is by applicable law prohibited from obtaining a lien on real estate nor shall this Section 1.4 operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.

                                   ARTICLE 2.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. Grantor expressly represents and warrants to Beneficiary as follows:

            (a) Grantor has full and lawful authority and power to execute, acknowledge, deliver, and perform this Deed of Trust, and the same constitutes the legal, valid, and binding obligations of Grantor, enforceable against Grantor in accordance with its respective terms, except as enforceability may be limited by applicable debtor relief laws and general principles of equity;

            (b) As of the date hereof, Grantor's principal office and mailing address is set forth in the preamble hereof;

            (c) Grantor is the lawful owner of good and indefeasible title to the Land, and good title to the other Mortgaged Property;

            (d) All taxes, assessments and other charges levied against the Mortgaged Property have been paid in full;

            (e) The representations and warranties of Grantor shall at all times be construed to be for the benefit of Beneficiary, and they shall remain in full force and effect in all material respects, notwithstanding the assignment hereof, or the partial release of the lien hereof, or any foreclosure thereof; and

            (f) There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral or the Real Estate, or any lien or encumbrance on any of the Collateral or the Real Estate, whether such Collateral and the Real Estate shall be real or personal, tangible or intangible, or whether Grantor is named or signed as Grantor, and until the termination of any mortgage or deed of trust signed by it, Grantor will not execute and there will not be on file in any public office any such financing statement or statements, except as may have been or may hereafter be granted to Beneficiary, and Grantor further agrees that it will not permit or suffer any security interest, lien, or encumbrance upon any of the Collateral or the Real Estate, except as may be granted to Beneficiary, except other Permitted Encumbrances, and except liens, claims, or encumbrances contested under
      Section 2.2(a) during the pendency of such contest. Notwithstanding the foregoing, Grantor shall be permitted to grant a security interest, lien, or encumbrance upon any of the Collateral or the Real Estate so long as such security interest, lien, or encumbrance is (i) in favor of Arabian American Development Co. or its subsidiaries and (ii) subordinated to the security interest, lien and encumbrances herein created.

      SECTION 2.2. COVENANTS. Grantor, for itself and Grantor's Successors, covenants and agrees, with respect to the Mortgaged Property, that it shall:

            (a) Pay, or cause to be paid, before delinquent, all lawful taxes and assessments of every character in respect of any of the Mortgaged Property, and from time to time, upon request of Beneficiary, to furnish to Beneficiary evidence satisfactory to Beneficiary of the timely payment of such taxes and assessments and to promptly pay all bills for labor and materials incurred in connection with the Mortgaged Property and never to permit to be fixed against the Mortgaged Property, or any part thereof, any lien or security interest, other than Permitted Encumbrances, even though inferior to the liens and security interests hereof, for any such bill which may be legally due and payable. Notwithstanding anything to the contrary contained in this Deed of Trust, Grantor (i) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Mortgaged Property, in the amount of such claim, (ii) may contest any tax or special assessments levied by any governmental authority, and (iii) may contest the enforcement of or compliance with any governmental requirements, and such contest on the part of Grantor shall not constitute an Event of Default if, during the pendency of any such contest, Grantor shall set aside reserves or other provisions as required by generally accepted accounting principles satisfactory to the Beneficiary or other security acceptable to the Beneficiary in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, and provided that Grantor shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Mortgaged Property;

            (b) Carry insurance with respect to the Mortgaged Property with financially sound and reputable companies, such insurance policies to be in such form and amounts and have such coverage as is customary and reasonable for Grantor's business;

            (c) Cause all insurance carried by Grantor covering the Mortgaged Property to be payable to Beneficiary as its interest may appear, and, in the case of all policies of insurance carried by each lessee for the benefit of Grantor, to cause all such policies to be payable to the Beneficiary as its interest may appear;

            (d) Pay, or cause to be paid, all premiums for such insurance before such premiums become due, and upon request of the Beneficiary, to furnish to the Beneficiary satisfactory proof of the timely making of such payments;

            (e) Comply with all valid governmental laws, ordinances, rules, and regulations applicable to the Mortgaged Property and its ownership, use, and operation, and to comply with all, and not violate any, easements, restrictions, agreements, covenants, and conditions with respect to or affecting the Mortgaged Property, or any part thereof, except where such non-compliance or violation could not be reasonably expected to have a material adverse effect on the Mortgaged Property, this Deed of Trust or the business of Grantor;

            (f) Without the prior written consent of the Beneficiary, not permit to be created or exist in respect of the Mortgaged Property, or any part thereof, any other or additional lien or security interest on a parity with or superior or inferior to the liens and security interests hereof, other than Permitted Encumbrances and any inferior liens or security interests in favor of Arabian American Development Co. or its subsidiaries; provided, however, if the Beneficiary so consents to the creation of any such lien or security interest, Grantor covenants to timely perform all covenants, agreements and obligations required to be performed under or pursuant to the terms of any instrument or agreement creating or giving rise to such lien or security interest;

            (g) At any time, and from time to time, upon request by the Beneficiary, forthwith to execute and deliver to the Beneficiary any and all additional instruments and further assurances, and do all other acts and things, as may be reasonably necessary or proper, in the Beneficiary's reasonable opinion, to effect the intent of these presents, more fully evidence and to perfect, the rights, titles, liens, and security interests herein created or intended to be created and protect the rights, remedies, powers, and privileges of Beneficiary hereunder;

            (h) Not, without the prior written consent of the Beneficiary (which consent may be withheld with or without cause), sell, trade, transfer, assign, exchange, or otherwise dispose of the Mortgaged Property, or any part thereof or any interest therein (whether legal or equitable in nature);

            (i) Punctually and properly to perform all of Grantor's covenants, duties, and liabilities under this Deed of Trust, in accordance with the terms thereof;

            (j) Do all things necessary to diligently defend title to the Mortgaged Property, but the Beneficiary shall have the right, upon the occurrence and during the continuation of any Event of Default, to intervene in any suit affecting such title and to employ independent counsel in connection with any such suit to which it may be a party by intervention or otherwise; and pay the Beneficiary all reasonable expenses paid or incurred by the Beneficiary in respect of any such suit in which Grantor intervenes as a result of exercising the foregoing right, including reasonable fees to Beneficiary's attorneys, and Grantor, will indemnify and hold harmless Beneficiary from any and all cost, loss, damage or liability which Beneficiary may suffer or incur by reason of the breach by Grantor of any representation or covenant or warranty regarding title to all or any part of the Mortgaged Property or by reason of the failure or inability of Grantor, for any reason, to convey the rights, titles and interests which this Deed of Trust purports to mortgage and all amounts at any time so payable by Borrower or Grantor hereunder shall be secured by the lien of this Deed of Trust;

            (k) Protect, warrant and forever defend title to the Mortgaged Property unto Beneficiary, its successors and assigns, at Grantor's expense, against all persons whomsoever lawfully having or claiming an interest therein or a lien thereon, subject to Permitted Encumbrances;

            (l) Promptly to deliver to the Beneficiary a copy of any notice or other instrument received by Grantor which might materially adversely affect the liens or security interests securing the Secured Indebtedness;

            (m) Grantor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property, or any part thereof, whenever enacted, now or at any time hereafter enforced, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take or insist upon any benefit or advantage of any law now or hereafter enforced providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Grantor hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted; and

            (n) Grantor will not, in any calendar month, distribute cash or other property to its shareholders having an aggregate value in excess of $50,000; provided that (i) such distributions may be in an aggregate amount not to exceed $70,000 per month for the twelve months immediately following the commencement of operations under the Penreco Contract, and
      (ii) after the Penreco Contract has been executed by all parties thereto, South Hampton may make a one-time distribution to its shareholders in an aggregate amount not to exceed $300,000.

      SECTION 2.3. WAIVERS. Any and all covenants in this Deed of Trust may from time to time, by instrument in writing signed by the Beneficiary and delivered to Grantors, be waived to such extent and in such manner as the Beneficiary may desire, but no such waiver shall ever affect or impair Beneficiary's rights or liens hereunder, except to the extent so specifically stated in such written instrument. Impossibility shall not excuse the performance of any covenant or condition in this Deed of Trust.

      SECTION 2.4. DESTRUCTION; CONDEMNATION.

            (a) Destruction; Insurance Proceeds. If there shall occur any damage to, or loss or destruction of, any of the Improvements, or any part of any thereof (each, a "Destruction"), Grantor shall promptly send to the Beneficiary a notice setting forth the nature and extent of such Destruction. The proceeds of any insurance payable in respect of such Destruction shall be paid to the Beneficiary and applied in accordance with Section 4.3, provided that the Beneficiary may release such funds to Grantor for restoration of the Improvements in the Beneficiary's sole reasonable discretion.

            (b) Condemnation; Assignment of Award. If there shall occur any taking of the Mortgaged Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property or any part thereof, by any governmental authority, civil or military (each, a "Taking"), Grantor shall immediately notify the Beneficiary upon receiving notice of such Taking or commencement of proceedings therefor. The Beneficiary may participate in any proceedings or negotiations which might result in any Taking, and Grantor shall deliver or cause to be delivered to the Beneficiary all instruments requested by it to permit such participation. If the Beneficiary determines Grantor or its counsel is not acting in a manner consistent with the best interests of the Beneficiary, the Beneficiary may be represented by counsel satisfactory to it in connection with any such participation. Any proceeds, award or payment in respect of any Taking are hereby assigned and shall be paid to the Beneficiary. Grantor shall take all steps necessary to notify the condemning authority of such assignment. Such proceeds, award or payment, together with any interest earned thereon, less the amount of any reasonable expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking, shall be applied in accordance with Section
      4.3 hereof.

      SECTION 2.5. ABSENCE OF OBLIGATIONS OF THE BENEFICIARY WITH RESPECT TO MORTGAGED PROPERTY. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of "Mortgaged Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto, (ii) the Beneficiary neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Mortgaged Property" herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) the Beneficiary may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of the Beneficiary's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that the Beneficiary shall have no obligations, duties, or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless the Beneficiary elects otherwise by written notification to Grantor or otherwise agrees with any such lessor, lessee, purchaser or seller.

      SECTION 2.6. PROHIBITIONS ON SALE, TRANSFER, ETC. If all or any portion of the Mortgaged Property is sold, transferred, assigned or conveyed voluntarily or by operation of law, the Beneficiary may, at its option, declare the entire indebtedness secured hereby to be immediately due and payable.

      SECTION 2.7. RECORDATION. Grantor shall comply or cause compliance with all such statutes and regulations, as may be required by law in order to establish, preserve and protect the lien of this Deed of Trust as a valid, direct first mortgage lien on the Mortgaged Property, including all right, title and interest of Grantor in and to all property required by this Deed of Trust to be subject to the lien hereof and acquired by Grantor after the date of this Deed of Trust, subject only to the Permitted Encumbrances.

                                   ARTICLE 3.

                                     DEFAULT

      SECTION 3.1. EVENTS OF DEFAULT; INDEBTEDNESS DUE. If any one or more Events of Default shall occur then, the Beneficiary shall have the right, at its option, to declare the entire indebtedness secured hereby to be immediately due and payable.

                                   ARTICLE 4.

                                    REMEDIES

      SECTION 4.1. CERTAIN REMEDIES. If an Event of Default shall have occurred and be continuing, the Beneficiary may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable law):

            (a) Foreclosure. Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of the Beneficiary to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the location at the county courthouse specified by the commissioner's court of the county in the State of Texas wherein the Land then subject to the lien hereof is situated or, if no such location is specified by the commissioner's court, then at the location at the courthouse specified in the Beneficiary's notice of such sale to Grantor; provided, that if the Land is situated in more than one county, then such sale of the Mortgaged Property, or part thereof, may be made at the courthouse in any county in the State of Texas wherein any part of the Land then subject to the lien hereof is situated. Any such sale shall be for cash or credit, as directed by the Beneficiary, between the hours of ten o'clock (10:00) A.M. and four o'clock (4:00) P.M. on the first (1st) Tuesday in any month or on such date and at such time as is then required by applicable law. Written or printed notice of such sale shall be posted at the courthouse door in the county, or if more than one, then in each of the counties, wherein the Land then subject to the lien hereof is situated. Such notice shall designate the county where the Mortgaged Property, or part thereof, will be sold and the earliest time at which the sale will occur, and such notice shall be posted at least twenty-one (21) days prior to the date of sale (or such earlier date as is required by applicable law). Such notice shall also be filed with the county clerk in the county, or if more than one, then in each of the counties wherein the Land is located. The Beneficiary shall, or shall direct the Trustee or any substitute trustee, at least twenty-one (21) days preceding the date of sale (or such earlier date as is required by applicable law), serve written notice of the proposed sale by certified mail on each debtor obligated to pay the Secured Indebtedness according to the records of the Beneficiary. It shall not be necessary to have present or to exhibit at any such sale any of the Personal Property. Any sale made by Trustee hereunder may be as an entirety or in such parcels as the Beneficiary may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by the Beneficiary, sell not only the real property but also the Collateral and other interest which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of the Beneficiary), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as the Beneficiary may deem necessary until all of the Mortgaged Property has been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Beneficiary, such sale shall not exhaust the power of sale hereunder and the Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to the Beneficiary's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

            (b) Uniform Commercial Code. Without limitation of the Beneficiary's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, the Beneficiary may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Code (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) the Beneficiary may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable (provided that the Grantor may at its own cost, after reasonable notice and during normal business hours, make copies of any records which the Beneficiary takes possession of under this Section 4.1(b) and shall thereafter have reasonable access to such records upon reasonable prior notice); (2) the Beneficiary may require Grantor to assemble the Collateral and make it available at a place the Beneficiary designates which is mutually convenient to allow the Beneficiary to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph (c) above in this
      Section 4.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of the Beneficiary, be sold as a whole; (6) it shall not be necessary that the Beneficiary take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under Section 4.3 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by the Beneficiary; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to the Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) the Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Beneficiary.

            (c) Lawsuits. The Beneficiary may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

            (d) Entry on Mortgaged Property. The Beneficiary is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, subject to Grantor's rights under any lease, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. The Beneficiary shall not be deemed to have taken possession of the Mortgaged Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by the Beneficiary in managing, operating, maintaining, protecting or preserving the Mortgaged Property after taking possession of the Mortgaged Property and in preparation for any foreclosure sale shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to the Beneficiary pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by the Beneficiary pursuant to this Section, the Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property or any part thereof, or from any act or omission of the Beneficiary in managing the Mortgaged Property unless such loss is caused by the gross negligence or willful misconduct and bad faith of the Beneficiary, nor shall the Beneficiary be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of the Beneficiary with respect to the Mortgaged Property taken under this Section.

            (e) Receiver. The Beneficiary shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by the Beneficiary, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of the Beneficiary to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive the Beneficiary of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by the Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to the Beneficiary pursuant to this Deed of Trust.

            (f) Other Rights and Remedies. The Beneficiary may exercise any and all other rights and remedies which the Beneficiary may have under any other agreement between the Beneficiary and Grantor, or at law or in equity or otherwise.

      SECTION 4.2. EFFECTIVE AS MORTGAGE. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence and during the continuation of an Event of Default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by the Beneficiary; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to the Beneficiary. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, the Beneficiary may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Notes and/or any other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if the Beneficiary should institute a suit for the collection of the Notes or any other Secured Indebtedness and for the foreclosure of this Deed of Trust, the Beneficiary may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

      SECTION 4.3. PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or the Beneficiary or any receiver or public officer in foreclosure of the liens and security interest evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys' fees and legal expenses, all court costs and charges of every character, and to the payment of the other Secured Indebtedness, the order and manner of application to the items in this clause FIRST to be in the Beneficiary's sole discretion; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the Beneficiary or the Beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if the Beneficiary is uncertain which person or persons are so entitled, the Beneficiary may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

      SECTION 4.4. THE BENEFICIARY AS PURCHASER. The Beneficiary shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and the Beneficiary shall have the right to credit upon the amount of the Beneficiary's successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as the Beneficiary may elect.

      SECTION 4.5. FORECLOSURE AS TO MATURED DEBT. Upon the occurrence and during the continuation of an Event of Default, the Beneficiary shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured

Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.3 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as the Beneficiary deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 4.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

      SECTION 4.6. REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other agreement between the Beneficiary and Grantor are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and the Beneficiary shall, in addition to the rights and remedies provided herein or in any other agreement between the Beneficiary and Grantor, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other agreement between the Beneficiary and Grantor or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

      SECTION 4.7. THE BENEFICIARY'S DISCRETION AS TO SECURITY. The Beneficiary may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Beneficiary in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

      SECTION 4.8. GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of the Beneficiary under the terms of this Deed of Trust to a sale of the Mortgaged Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of the Beneficiary under the terms of this Deed of Trust to the payment of the Secured Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatsoever. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

      SECTION 4.9. DELIVERY OF POSSESSION AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                                   ARTICLE 5.

                         LEASES AND ASSIGNMENT OF RENTAL

      SECTION 5.1. DEFINITIONS. As used in this Deed of Trust: (i) "Lease" means any ground lease, space lease, sublease or other agreement (oral or written) under the terms of which any person other than Grantor has or acquires any right to occupy, use, or manage the Mortgaged Property, or any part thereof, or interest therein; (ii) "Lessee" means the lessee, sublessee, tenant or other person having the right to occupy, use, or manage the Mortgaged Property, or any part thereof, under a Lease; and (iii) "Rental" means the rents, issues, profits, royalties, bonuses, revenue, income and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease and liquidated damages following defaults under any Lease, and all proceeds payable under any policy of insurance covering loss of rents, together with any and all rights which Grantor may have against any tenant under any Lease.

      SECTION 5.2. ASSIGNMENT OF RENTALS. Grantor hereby assigns to the Beneficiary all Rental payable under each Lease now or at any time hereafter existing, such assignment being upon the following terms:

            (a) Upon the occurrence and during the continuation of any Event of Default, Grantor shall, upon the request of the Beneficiary, cause each Lessee to pay Rental directly to the Beneficiary, such Rental to be applied as provided in Section 4.3, and

            (b) The Beneficiary shall not be liable for such party's failure to collect, or its failure to exercise diligence in the collection of, Rental, but shall be accountable only for Rental that it shall actually receive.

      This assignment is in addition and in supplement to, and the Beneficiary's rights and remedies under this Article 5 are cumulative of, the Beneficiary's rights and remedies under any other document or assignment concerning or applicable to each Lease now or at any time hereafter existing or Rentals thereunder, or any part thereof.

      As between the Beneficiary and Grantor, and any person claiming through or under Grantor, the assignment contained in this Section 5.2 is intended to be absolute, unconditional and presently effective, and the provisions of Subsections 5.2(a) and (b) are intended solely for the benefit of each Lessee and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, or a Lessee who has not received such notice. It shall never be necessary for the Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this Section 5.2.

      SECTION 5.3. EFFECT ON LEASES. Nothing in this Article 5 shall ever be construed as subordinating this Deed of Trust to any Lease; provided, however, that any proceedings by the Beneficiary to foreclose this Deed of Trust, or any action by way of its entry into possession after an Event of Default, shall not operate to terminate any Lease which has been approved in writing by the Beneficiary to the Lessee thereunder, and the Beneficiary will not cause any Lessee under any such approved Lease to be disturbed in his possession and enjoyment of the leased premises so long as such Lessee shall continue to fully and promptly pay the Rental and perform all of the terms, covenants and provisions of such Lessee's Lease.

                                   ARTICLE 6.

                                  MISCELLANEOUS

      SECTION 6.1. SCOPE OF DEED OF TRUST. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

      SECTION 6.2. EFFECTIVE AS A FINANCING STATEMENT. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth in the preamble of this Deed of Trust and the address of the Beneficiary from which information concerning the security interests hereunder may be obtained is the address of the Beneficiary set forth in the preamble of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

      SECTION 6.3. WAIVER BY THE BENEFICIARY. The Beneficiary may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other agreement between the Beneficiary and Grantor, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of the Beneficiary or Trustee hereunder except to the extent specifically agreed to by the Beneficiary in such writing.

      SECTION 6.4. NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of the Beneficiary hereunder or under any other agreement between the Beneficiary and Grantor shall not be impaired by any indulgence, moratorium or release granted by the Beneficiary including, but not limited to, any renewal, extension or modification which the Beneficiary may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which the Beneficiary may grant in respect of the Mortgaged Property, or any part thereof or any interest therein or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by the Beneficiary shall not release or impair the lien, security interest or other security rights of the Beneficiary hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby the Beneficiary's consent to any junior lien).

      SECTION 6.5. ACTS NOT CONSTITUTING WAIVER BY THE BENEFICIARY. The Beneficiary may waive any default without waiving any other prior or subsequent default. The Beneficiary may remedy any default without waiving the default remedied. Neither failure by the Beneficiary to exercise, nor delay by the Beneficiary in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Beneficiary and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the Beneficiary in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by the Beneficiary of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

      SECTION 6.6. [INTENTIONALLY OMITTED.]

      SECTION 6.7. GRANTOR'S SUCCESSORS. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, the Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of the Beneficiary, and no extension of the time for the payment of the indebtedness secured hereby given by the Beneficiary shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Grantor agrees that it shall be bound by any modification of this Deed of Trust made by the Beneficiary and any subsequent owner of the Mortgaged Property, with or without notice to Grantor, and no such modifications shall impair the obligations of Grantor under this Deed of Trust. Nothing in this section or elsewhere in this Deed of Trust shall be construed to imply the Beneficiary's consent to any transfer of the Mortgaged Property.

      SECTION 6.8. PLACE OF PAYMENT. All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the Beneficiary's address set forth in the preamble hereto.

      SECTION 6.9. [INTENTIONALLY OMITTED.]

      SECTION 6.10. APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

      SECTION 6.11. [INTENTIONALLY OMITTED.]

      SECTION 6.12. SUBSTITUTE TRUSTEE. The Trustee may resign by an instrument in writing addressed to the Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by the Beneficiary. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason the Beneficiary shall deem it desirable to appoint a substitute or successor trustee or act instead of the herein named trustee or any substitute or successor trustee, then the Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by the Beneficiary and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. If the Beneficiary is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, power, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

      SECTION 6.13. NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (INCLUDING TRUSTEE'S NEGLIGENCE), except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

      SECTION 6.14. RELEASE OF DEED OF TRUST. Upon the earlier of (i) the satisfaction in full of the Secured Indebtedness and (ii) the repayment of a portion of the Secured Indebtedness such that the aggregate average amount of Secured Indebtedness outstanding during a calendar quarter is not in excess of $1,500,000, then the Beneficiary shall execute appropriate documentation releasing the lien of this Deed of Trust, and upon the execution of such release, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby. Without limitation, all provisions herein for indemnity of the Beneficiary or Trustee shall survive discharge of the Secured Indebtedness and any foreclosure, release or termination of this Deed of Trust.

      SECTION 6.15. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile: (a) if to Grantor, to it at P.O. Box 1636, Silsbee, Texas 77656, Attention: Nicholas N. Carter; or (b) if to the Beneficiary, to it at 4200 Stone Road, Kilgore, Texas 75662, Attention: Robert D. Bondurant, facsimile number (903) 983-6262. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Deed of Trust shall be deemed to have been given on the date of receipt.

      SECTION 6.16. INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

      SECTION 6.17. GENDER; TITLES; CONSTRUCTION. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivision. The use of the words "herein," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

      SECTION 6.18. THE BENEFICIARY'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of the Beneficiary is required or requested, (i) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Beneficiary, and the Beneficiary shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Beneficiary's judgment, and (ii) no approval or consent of the Beneficiary shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of the Beneficiary.

      SECTION 6.19. [INTENTIONALLY OMITTED.]

      SECTION 6.20. EXECUTION; RECORDING. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or the Beneficiary shall reasonably request.

      SECTION 6.21. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and the Beneficiary and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

      SECTION 6.22. MODIFICATION OR TERMINATION. This Deed of Trust may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

      SECTION 6.23. NO PARTNERSHIP, ETC. The relationship between the Beneficiary and Grantor is solely that of creditor and debtor. The Beneficiary has no fiduciary or other special relationship with Grantor. Nothing contained in this Deed of Trust is intended to create any partnership, joint venture, association or special relationship between Grantor and the Beneficiary or in any way make the Beneficiary a co-principal with Grantor with reference to the Mortgaged Property. All agreed contractual duties between or among the Beneficiary, Grantor and Trustee relating to the transactions described herein are set forth herein and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

      SECTION 6.24. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) Grantor shall pay all out-of-pocket expenses incurred by the Beneficiary, including the fees, charges and disbursements of any counsel for the Beneficiary, in connection with the enforcement or protection of its rights in connection with this Deed of Trust, including its rights under this Section.

      (b) Grantor shall indemnify the Beneficiary, each affiliate of the Beneficiary and the respective directors, officers, employees, agents and advisors of the Beneficiary and the Beneficiary's affiliates (each such person or entity being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Deed of Trust or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by Grantor (including, without limitation, the Mortgaged Property), or any environmental liability related in any way to Grantor, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

      (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Deed of Trust or any other agreement or instrument contemplated hereby.

      (d) All amounts due under this Section shall be payable promptly after written demand therefor.

      SECTION 6.25. APPLICABLE LAW. THIS DEED OF TRUST SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW. If any provision or clause of this Deed of Trust conflicts with applicable laws, such conflicts shall not affect other provisions of this Deed of Trust that can be given effect without the conflicting provision, and to this end the provisions of this Deed of Trust are declared to be severable.

      SECTION 6.26. ENTIRE AGREEMENT. This Deed of Trust constitutes the entire understanding and agreement between Grantor and the Beneficiary with respect to the transactions contemplated hereby and supersedes all prior written or oral understandings and agreements between Grantor and the Beneficiary with respect to the matters addressed herein. Grantor hereby acknowledges that, except as incorporated in writing herein, there are not, and were not, and no persons are or were authorized by the Beneficiary to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed herein.

      THIS DEED OF TRUST REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, this instrument is executed by Grantor as of the date first written on page one hereof, but effective as of June 8, 2004.

                                 SOUTH HAMPTON REFINING CO.

                                 By: /s/ NICHOLAS N. CARTER
                                     --------------------------------------
                                 Name: Nicholas N. Carter
                                 Title: President

STATE OF TEXAS           )
                         )
COUNTY OF Jefferson      )

      This instrument was acknowledged before me on this 8th day of June, 2004, by Nicholas N. Carter, President of South Hampton Refining Co., a Texas corporation, on behalf of said corporation.

                                 /s/ MISTY G. MUSE
                                 --------------------------------------------
                                 NOTARY PUBLIC IN AND FOR
                                 THE STATE OF TEXAS

                                 My Commission Expires: 2-14-06

                        (Signature Page to Deed of Trust)

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

                           Exhibit A to Deed of Trust

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                     All outstanding encumbrances of record.

                           Exhibit B to Deed of Trust